UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2014

Eclipse Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania	16803
(Address of principal executive offices)	(Zip Code)

(814) 308-9754

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement of Common Stock

On December 27, 2014, Eclipse Resources Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with EnCap Energy Capital Fund VIII, L.P. (“EnCap Fund VIII”), EnCap Energy Capital Fund VIII Co-Investors, L.P. (“EnCap Fund VIII Co-Investors”), EnCap Energy Capital Fund IX, L.P. (“EnCap Fund IX” and, together with EnCap Fund VIII and EnCap Fund VIII Co-Investors, the “EnCap Funds”)), The Hulburt Family II Limited Partnership (“Hulburt Family II”), CKH Partners II, L.P. (“CKH II”), Kirkwood Capital, L.P. (“Kirkwood” and, together with Hulburt Family II and CKH II, the “Management Funds”), Buckeye Investors L.P., GSO Capital Opportunities Fund II L.P., GSO Eclipse Holdings I LP, Fir Tree Value Master Fund, L.P., Luxor Capital Partners, LP and Luxor Capital Partners Offshore Master Fund, LP (collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company, an aggregate of 62,500,000 shares (collectively, the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $7.04 per share. The Purchase Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions.

The Company expects the Purchase Agreement to close on or about January 28, 2015, subject to the satisfaction of customary closing conditions. The Company expects to receive net proceeds from the issuance of the Shares to the Purchasers of approximately $434 million (after deducting placement agent commissions and the Company’s estimated expenses), and the Company intends to use the net proceeds to fund its capital expenditure plan and for general corporate purposes.

The Shares were offered and will be sold in a private placement transaction (the “Private Placement”) pursuant to the exemptions from registration provided in Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each of the Purchasers is an “accredited investor” (as defined in Rule 501(a) under the Securities Act).

KeyBanc Capital Markets Inc. (“KeyBanc”) served as sole placement agent with respect to the Private Placement. The Company has agreed to pay KeyBanc a fee equal to 3% of the aggregate purchase price paid by the Purchasers (other than the EnCap Funds and the Management Funds) for the Shares purchased in the Private Placement.

Upon the closing of the Purchase Agreement, the Company will amend and restate the existing registration rights agreement that it entered into upon the closing of the Company’s initial public offering on June 25, 2014. Pursuant to the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), (i) the Company will prepare and file a Registration Statement on Form S-1 with the Securities and Exchange Commission (the “Mandatory Shelf Registration Statement”) no later than February 11, 2015 to register the offer and resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, of the 62,500,000 shares of Common Stock to be sold in the Private Placement to the Purchasers, (ii) at any time, Eclipse Holdings and affiliates of EnCap Investments, L.P., including the EnCap Funds and the general and limited partners of Eclipse Holdings, including the Management Funds (collectively, the “Affiliated Holders”) will have the right, to the extent they hold registrable securities with a market value of at least $25 million, to require the Company to prepare and file a registration statement registering the offer and resale of their shares of Common Stock, (iii) at any time the Company is eligible to conduct a registered offering and sale on Form S-3, the Purchasers (other than the Affiliated Holders), will have the right, to the extent they hold registrable securities with a market value of at least $25 million, to require the Company to prepare and file a registration statement on Form S-3 registering the offer and resale of their shares of Common Stock, and (iv) at any time the Company proposes to register an offering of Common Stock (subject to certain exceptions, including offerings pursuant to the Mandatory Shelf Registration Statement), the Company will have to provide notice to all holders of registrable securities to allow them to include a specified number of their shares of Common Stock in that offering.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement (including the Form of Registration Rights Agreement attached thereto as Annex B), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

Eclipse Resources Holdings, L.P. (“Eclipse Holdings”) is the majority stockholder of the Company. Eclipse Holdings is governed by a board of managers consisting of three members (Benjamin W. Hulburt, Christopher K. Hulburt and Thomas S. Liberatore) appointed by the Management Funds and four members (D. Martin Phillips, Robert L. Zorich, Douglas E. Swanson, Jr. and Mark E. Burroughs, Jr.) appointed by the EnCap Funds.

The EnCap Funds, which collectively own 100% of the Class A limited partner interests in Eclipse Holdings, are controlled indirectly by David B. Miller, D. Martin Phillips, Gary R. Petersen and Robert L. Zorich. Hulburt Family II,

which is controlled by Benjamin W. Hulburt, owns approximately 66% of the Class B limited partner interests in Eclipse Holdings, and CKH II, which is controlled by Christopher K. Hulburt, and Kirkwood, which is controlled by Thomas S. Liberatore, each own approximately 17% of the Class B limited partner interests in Eclipse Holdings. As a result of these relationships, certain individuals, including officers and directors of the Company, serve as officers and/or directors of more than one of such other entities and their respective affiliates.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On December 29, 2014, the Company issued a press release announcing the Private Placement and the Company’s capital budget for fiscal 2015. A copy of the press release is attached hereto as Exhibit 99.1.

On December 29, 2014, the Company posted an updated corporate presentation in the Investor Center of the Company’s website, www.eclipseresources.com, containing information that was presented to the Purchasers in connection with the Private Placement.

The information in the press release and the corporate presentation is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of December 27, 2014, by and between Eclipse Resources Corporation and each of the purchasers named therein.

99.1	Press Release, dated December 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Christopher K. Hulburt
Name:	Christopher K. Hulburt
Title:	Executive Vice President, Secretary and General Counsel

Date: December 29, 2014

Index to Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of December 27, 2014, by and between Eclipse Resources Corporation and each of the purchasers named therein.

99.1	Press Release, dated December 29, 2014